Exhibit 10.2
                          SECOND AMENDMENT TO AGREEMENT


     This Second Amendment made as of this 20th day of May, 2002, to Employment Agreement dated May 21, 1996, is made between American Locker Group
Incorporated, a Delaware corporation (the "Company") and ROY J. GLOSSER, an individual residing in Jamestown, New York (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Company and the Executive are parties to an Employment Agreement dated May 21, 1996, as amended by the First Amendment to Employment Agreement dated as of May 21, 1999 (the "Agreement").

     WHEREAS, the parties hereto wish to amend the Agreement to make certain changes as set forth herein.

     NOW THEREFORE, for good and valuable consideration and intending to be bound hereby, the parties hereto agree as follows:

          1. Section 2 of the Agreement is amended to delete "June 30, 2002" and to insert in lieu thereof "June 30, 2005";

          2. Section 3(a) is amended to delete "$13,125" and to insert in lieu thereof "$14,060";

          3. Except as expressly set forth herein, the Agreement shall remain unamended and in full force and effect.

     WITNESS the due execution hereof.

                                       COMPANY:

                                       American Locker Group Incorporated


                                       By /S/ EDWARD F. RUTTENBERG
                                          ------------------------
                                       Title: Chairman and Chief Executive
                                              Officer


                                       EXECUTIVE:


                                       /S/ ROY J. GLOSSER
                                       ------------------
                                         Roy J. Glosser